THE RBB FUND TRUST

P/E Global Enhanced International Fund

(the “Fund”)

Institutional Class (Ticker: PEIEX)

Investor Class (Ticker: PEIGX)

Class A (Ticker: PEIAX)

Supplement dated March 14, 2024

to the Prospectus dated December 31, 2023, as supplemented

1.	Effective as of March 15, 2024, the minimum initial investment to purchase Institutional Class shares of the Fund is $10,000.

The Prospectus section entitled “SUMMARY SECTION – Example” of the Prospectus with respect to the Fund is deleted and restated as follows:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Class Shares, Investor Class Shares and Class A Shares in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$102	$675	$1,274	$2,897
Investor Class	$127	$750	$1,399	$3,141
Class A	$573	$1,074	$1,700	$3,381

You would pay the following expenses on Class A Shares if you did not redeem your Shares at the end of the periods indicated:

	1 Year	3 Years	5 Years	10 Years
Class A	$473	$1,074	$1,700	$3,381

The second paragraph of the Prospectus section entitled “Purchase and Sale Information” is hereby deleted and restated in its entirety as shown below:

The minimum initial investment for Institutional Class Shares is $10,000. The minimum initial investment for Investor Class and Class A Shares is $1,000. The minimum amount for subsequent investments for Class A Shares is $100. There is no minimum amount for subsequent investments for Institutional Class and Investor Class Shares. The Fund has the discretion to further modify, waive or reduce the above investment minimum requirements.

The Prospectus section entitled “Purchase of Fund Shares – General” is deleted and restated in its entirety as shown below:

The minimum initial investment for Institutional Class Shares is $10,000. The minimum initial investment for Investor Class and Class A Shares is $1,000. The minimum amount for subsequent investments for Class A Shares is $100. There is no minimum amount for subsequent investments for Institutional Class and Investor Class Shares. The Fund has the discretion to further modify, waive or reduce the above investment minimum requirements.

2.	The Prospectus section entitled “Redemption of Fund Shares – Involuntary Redemption” is deleted and restated in its entirety as shown below:

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $1,000 (for Institutional Class Shares) or $100 (for Investor Class and Class A Shares) as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $1,000 (for Institutional Class Shares) or $100 (for Investor Class and Class A Shares) and will be allowed 30 days to make additional investments before the redemption is processed. The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

* * * * *

Please retain this supplement for your reference.